MONARCH FUNDS

Daily Assets Government Fund

Daily Assets Treasury Fund

(the “Portfolios”)

Supplement Dated December 17, 2008

to the Prospectus Dated February 12, 2008 as Supplemented November 26, 2008

On December 12, 2008, the Board of Trustees (the “Board”) of the Monarch Funds (the “Trust”) approved a plan to liquidate and terminate the Portfolios, upon recommendation of Monarch Investment Advisors, LLC (“Advisor”), the manager to the Portfolios. The Board has determined that the liquidation of the Portfolios are in the best interests of shareholders due primarily to anticipated redemptions by certain shareholders, which are expected to render the Portfolios” fees uncompetitive.

In anticipation of the liquidation, the Portfolios intend to stop accepting purchases and exchanges into the Portfolios on or before the end of February 2009. The Portfolios expect to liquidate their assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or before the end of March 2009 (the “Liquidation Date”) . Once the distribution is complete, the Portfolios will terminate.

You may redeem your shares of the Portfolios at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, redemptions are taxable events.

If you own Portfolio shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Portfolios’ liquidation and determine its tax consequences.

For more information, please contact your financial intermediary directly or a Monarch customer service representative at (800) 754-8757

Please retain for future reference.